EXHIBIT 31.1

          CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                               15 U.S.C. 78m(a) or
                 78o(d) (SECTION 302 OF THE SARBANES-OXLEY ACT)
                                  CERTIFICATION

         I, Levi Mochkin, certify that:

         1. I have reviewed this Annual Report on Form 10-KSB of Avenue Group, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Avenue Group, Inc. as of, and for the periods presented in this report.

         4. Avenue Group, Inc.'s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), for Avenue Group, Inc. and have:

                  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Avenue Group, Inc., including its consolidated subsidiary, is made known to us by others within the entity, particularly during the period in which this report is being prepared;

                  b) Evaluated the effectiveness of Avenue Group, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) Disclosed in this report any changes in Avenue Group Inc.'s internal control over financial reporting that occurred during Avenue Group Inc.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Avenue Group, Inc.'s internal control over financial reporting: and

         5. Avenue Group, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Avenue Group, Inc.'s auditors and the audit committee of Avenue Group, Inc.'s board of directors (or persons performing the equivalent functions):

                  a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Avenue Group, Inc.'s ability to record, process, summarize and report financial information; and

                  b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Avenue Group, Inc.'s internal control over financial reporting.

         March 29, 2004
         /s/ Levi Mochkin
         Levi Mochkin
         Chief Executive Officer and President